UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report:  October 28, 2004

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-26083 (Commission file number)	94-3220749 (IRS Employer Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided under Item 7.01 is incorporated by reference in this Item 2.02.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On October 28, 2004, InsWeb Corporation issued a press release announcing financial results for the three and nine months ended September 30, 2004. The press release is attached to this report as Exhibit 99.1. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by InsWeb Corporation whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated October 28, 2004, entitled “InsWeb Reports Third Quarter Financial Results.”

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004	INSWEB CORPORATION (Registrant)

/s/ William D. Griffin
William D. Griffin Chief Financial Officer (Principal Accounting Officer)